TWELFTH AMENDMENT OF
FIRST AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT
THIS TWELFTH AMENDMENT OF FIRST AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT (“Amendment”) is made as of the 31st day of December, 2017 between FIRST NATIONAL BANK OF OMAHA, a national banking association ("Lender") and CARDINAL ETHANOL, LLC, an Indiana limited liability company (“Borrower”). This Amendment amends that certain First Amended and Restated Construction Loan Agreement dated June 10, 2013 between Lender and Borrower (as amended, the "Loan Agreement”).
WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Lender extended the Loans described in the Loan Agreement to Borrower;
WHEREAS, pursuant to that certain First Amendment of First Amended and Restated Construction Loan Agreement dated October 8, 2013, the date on which the Declining Revolving Credit Loan began to revolve was amended from April 8, 2014 to October 8, 2013, the Maximum Availability of the Declining Revolving Credit Loan was modified and the Loan Agreement was otherwise modified as provided for therein;
WHEREAS, pursuant to that certain Second Amendment of First Amended and Restated Construction Loan Agreement dated February 27, 2014, the Maximum Availability of the Declining Revolving Credit Loan was fixed at $5,000,000, the Reduction Dates applicable to the Declining Revolving Credit Loan were deleted, the Fixed Charge Coverage Ratio covenant was deleted, the distribution covenant was deleted, the Termination Date of the Revolving Credit Loan was extended to February 28, 2015 and the Loan Agreement was otherwise amended as provided for therein; and
WHEREAS, pursuant to that certain Third Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2015, the Termination Date of the Revolving Credit Loan was extended to March 31, 2015;
WHEREAS, pursuant to that certain Fourth Amendment of First Amended and Restated Construction Loan Agreement dated March 31, 2015, the Termination Date of the Revolving Credit Loan was extended to February 28, 2016 and the interest rate and Non-Use Fee applicable to the Revolving Credit Loan were modified;
WHEREAS, pursuant to that certain Fifth Amendment of First Amended and Restated Construction Loan Agreement dated July 23, 2015 (the “Fifth Amendment”), the maximum principal amount of the Declining Revolving Credit Loan was increased to finance the Improvements and permit Construction Advances up to May 31, 2016 to fund such Improvements, the Termination Date of the Declining Revolving Credit Loan was extended to February 28, 2021, the interest rate applicable to the Declining Revolving Credit Loan was modified, the Fixed Charge Coverage Ratio was modified, the Capital
22S7752.2

Expenditures covenant was modified and the Loan Agreement was otherwise amended as provided for therein;
WHEREAS, pursuant to that certain Sixth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2016, the Termination Date of the Revolving Credit Loan was extended to February 28, 2017;
WHEREAS, pursuant to that certain Seventh Amendment of First Amended and Restated Construction Loan Agreement dated May 6, 2016, the Completion Date was extended to July 31, 2016, the definition of Permitted Liens was modified and the Loan Agreement was otherwise amended as provided for therein;
WHEREAS, pursuant to that certain Eighth Amendment of First Amended and Restated Construction Loan Agreement dated July 31, 2016, the Construction Advances were converted to amortizing term debt, the maximum principal amount of the Declining Revolving Credit Loan was reduced to $5,000,000 and the Loan Agreement was otherwise amended as provided for therein;
WHEREAS, pursuant to that certain Ninth Amendment of First Amended and Restated Construction Loan Agreement dated September 1, 2016, the repayment terms of the Term Loan were modified as provided for therein;
WHEREAS, pursuant to that certain Tenth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2017, Lender extended to Borrower the Construction Loan described therein to be used by Borrower to construct the Grain Loadout Facility Improvements during the Grain Loadout Facility Construction Period, extended the Termination Date of the Revolving Credit Loan to February 28, 2018, modified the Fixed Charge Coverage Ratio, added a Debt Service Coverage Ratio, modified the capital expenditures covenant, modified the distributions covenant, and otherwise amended the Loan Agreement as provided for therein;
WHEREAS, pursuant to that certain Eleventh Amendment of First Amended and Restated Construction Loan Agreement dated October 31, 2017, the Grain Loadout Facility Construction Period was extended to December 31, 2017;
WHEREAS, the Grain Loadout Facility Improvements have been completed, and Borrower has requested, and Lender has agreed, to convert the Construction Loan to the Grain Loadout Facility Term Loan; and
WHEREAS, Borrower and Lender desire to modify the Loan Agreement as provided for in this Amendment.
NOW, THEREFORE, in consideration of the amendments of the Loan Agreement set forth below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.    Capitalized terms used in this Amendment which are defined in the Loan
Agreement shall have the meanings given to them in the Loan Agreement, as such definitions may be amended by this Amendment.
2.    The following defined terms in the Loan Agreement, and all references to such terms in the Loan Agreement and other Loan Documents, are hereby amended as follows:
(a)“Soybean Facility Construction Period” is amended to “Grain Loadout Facility Construction Period”;

(b)“Soybean Facility Improvements” is amended to “Grain Loadout Facility Improvements”;

(c)“Soybean Facility Loan Conversion” is amended to “Grain Loadout Facility Loan Conversion”;

(d)“Soybean Facility Term Loan” is amended to “Grain Loadout Facility Term Loan”;

(e)“Soybean Facility Term Loan Maturity Date” is amended to “Grain Loadout Facility Term Loan Maturity Date”; and
(f)    “Soybean Facility Term Note” is amended to “Grain Loadout Facility Term Note”.
3.    Upon satisfaction of the conditions set forth in Section 9 of this
Amendment below, the Construction Loan is hereby converted to the Grain Loadout Facility Term Loan in the principal amount of $10,000,000. To evidence the Grain Loadout Facility Term Loan, Borrower will execute in favor of and deliver to Lender the Grain Loadout Facility Term Note in the principal amount of the Grain Loadout Facility Term Loan.
4.    Exhibit A of the Loan Agreement referencing the Commitments is hereby deleted in its entirety and the Exhibit A attached to this Amendment in inserted in lieu thereof.
5.    Section 1.01 of the Loan Agreement is hereby amended by inserting the following definition, in the appropriate alphabetical order:
“Grain Loadout Facility Term Loan Commitment” means the amount set opposite Lender’s name under the column entitled “Grain Loadout Facility Term Loan Commitment” on Exhibit A hereto.

6.    Section 2.01(a) of the Loan Agreement is hereby amended by inserting new subsection (vi) as follows:

(vi) Grain Loadout Facility Term Loan. On the date of the Grain Loadout Facility Loan Conversion, Lender agrees to extend to Borrower the Grain Loadout Facility Term Loan in the principal amount of $10,000,000 to refinance and amortize the Construction Loan.

7.    The first sentence of Section 2.01(a)(iv) of the Loan Agreement is hereby amended by inserting the following at the end thereof:

“and (6) and with respect to the Grain Loadout Facility Term Loan, to permanently finance and amortize the Construction Loan.”

8.     Section 2.04 of the Loan Agreement is hereby amended by inserting new subsection (f) as follows:
(f)    The principal balance of the Grain Loadout Facility Term Loan shall be payable in equal monthly installments of $119,047.62 commencing on February 1, 2018 and continuing on the first day of each month thereafter until the Grain Loadout Facility Term Loan Maturity Date, when the outstanding principal balance and all accrued and unpaid interest on the Grain Loadout Facility Term Loan shall be due and payable in full. Interest on the Grain Loadout Facility Term Loan shall be paid monthly, in arrears, on the same dates that the principal installments are due and any accrued and unpaid interest on the Grain Loadout Facility Term Loan Maturity Date shall be due and payable in full.

9.    This Amendment shall not be effective until Lender has received each of the following (each in form and substance acceptable to Lender) or the following conditions have been satisfied:

(a)	This Amendment, duly executed by Borrower and Lender;

(b)	The Grain Loadout Facility Term Note required in this Amendment above executed and delivered by Borrower in favor of Lender;

(c)
A certificate from Borrower to Lender certifying Substantial Completion of the Grain Loadout Facility Improvements, that all Permits necessary for the occupancy, operation, and use of the Grain Loadout Facility Improvements have been obtained and received by Borrower, that Borrower has paid all accrued and outstanding interest on the Construction Loan, that Borrower has paid and performed all Obligations which have accrued to the date of such certificate, and that Borrower has obtained all final lien waivers from each Contractor related to the Grain Loadout Facility Improvements with invoices in excess of $20,000; and

(d) Such other documents and matters as are reasonably required by Lender.

10.    Except as modified in this Amendment, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, affirmed, and certified by Borrower and Lender. Borrower hereby ratifies and affirms the accuracy and completeness of all representations and warranties contained in the Loan Documents. Borrower represents and warrants to the Lender that the representations and warranties set forth in the Loan Agreement, and each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in the Loan Agreement to “this Agreement” included references to this Amendment. Borrower represents, warrants, and confirms to the Lender that no Default or Events of Default is now existing under the Loan Documents and that no event or condition exists which would constitute a Default or an Event of Default under the Loan Agreement or any other Loan Document. Nothing contained in this Amendment either before or after giving effect thereto, will cause or trigger a Default or an Event of Default under any Loan Document. To the extent necessary, the Loan Documents are hereby amended consistent with the amendments provided for in this Amendment.

11.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Nebraska, exclusive of its choice of laws rules.

12.    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor, except as expressly provided in this Amendment, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words or phrases of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words or phrases of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified by this Amendment. This Amendment and the rights evidenced by this Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto, and shall be enforceable by any such successors and assigns. Borrower will pay on demand all costs and expenses incurred by Lender in connection with the preparation, execution, delivery, filing, and administration of this Amendment (including, without limitation, legal fees incurred in connection with the preparation of this Amendment and advising Lender as to its rights, and the cost of any credit verification reports or field examinations of Borrower's properties or books and records). Borrower's obligations to Lender under this Section shall survive the termination of this Amendment or the Loan Agreement and the repayment of Borrower's Obligations to Lender under the Loan Agreement and other Loan Documents.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.
FIRST NATIONAL BANK OF OMAHA, a national banking association
By: /s/ Amos Alstrom
Title: VP Agribusiness Banking
CARDINAL ETHANOL, LLC, an Indiana limited liability company
By: /s/ William Dartt
Title: CFO

Exhibit A
COMMITMENTS

Lender	Revolving Credit Loan Commitment	Declining Revolving Credit Loan Commitment	Term Loan Commitment*	Grain Loadout Facility Term Loan Commitment*
First National Bank of Omaha	$15,000,000	$5,000,000.00	$15,000,000	$10,000,000

*The Term Loan Commitment and Grain Loadout Facility Term Loan Commitment are the original principal amounts of the Term Loan and Grain Loadout Facility Term Loan, and not the outstanding balance as of any particular date.